                                 AMENDMENT NO. 2

                                       TO

                 THIRD AMENDED AND RESTATED ACCOUNTS RECEIVABLE
                        MANAGEMENT AND SECURITY AGREEMENT


         THIS AMENDMENT NO. 2 ("Amendment") is entered into as of June 22, 1999, by and among TMP Worldwide Inc., a Delaware corporation ("Borrower"), BNY Financial Corporation ("BNY"), each of the financial institutions party thereto (BNY and each of such other financial institutions, collectively, the "Lenders") and BNY as agent for the Lenders (BNY in such capacity, the "Agent").

                                   BACKGROUND

         Pursuant to a Third Amended and Restated Accounts Receivable Management and Security Agreement dated as of November 5, 1998 (as the same has been or will be further amended, supplemented or otherwise modified from time to time, the "Loan Agreement") by and among Borrower, Agent and Lenders, Agent and Lenders agreed to provide Borrower with certain financial accommodations.

         By letter dated June 10, 1999, Borrower gave notice to Agent of its desire to amend the Loan Agreement to increase the Maximum Loan Amount by $10,000,000 to $185,000,000 in accordance with Section 2.6 of the Loan Agreement and Agent and the other Lenders are willing to do so on the terms and conditions hereafter set forth herein.

         NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Borrower by Agent and Lenders, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. DEFINITIONS. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

         2. AMENDMENT TO LOAN AGREEMENT. Subject to satisfaction of the conditions precedent set forth in Section 3 below, the Loan Agreement is hereby amended as follows:

              (a) Section 1(A) of the Loan Agreement is hereby amended as follows:

                   (i) The following defined term is hereby amended in its entirety to provide as follows:

                        "Maximum Loan Amount" means at any time $185,000,000
                   less the outstanding balance of U.K. Subsidiary Obligations and Canadian Subsidiary Obligations. The Maximum Loan Amount shall be subject to adjustment from time to time as set forth in Section 2.6.

              (b) Section 3(c)(i) is hereby amended by deleting "$175,000,000" wherever it appears in such Section and inserting "$185,000,000" in its place and stead

              (c) Schedule 1.3 to the Loan Agreement is hereby amended in its entirety as set forth in Schedule 1.3 of this Amendment.

         3. CONDITIONS OF EFFECTIVENESS. This Amendment shall become effective as of June __, 1999, provided that (i) Agent shall have received four (4) copies of this Amendment executed by Borrower and Required Lenders and consented to by Guarantors; (ii) no Incipient Event of Default or Event of Default shall have occurred and be continuing, (iii) BNY, for its own account and not for the benefit of the other Lenders, shall have received a Line Increase Fee equal to $25,000 and (iv) Agent shall have received such other certificates, instruments, documents, agreements and opinions of counsel as may be required by Agent or its counsel, each of which shall be in form and substance satisfactory to Agent and its counsel.

         3. REPRESENTATIONS, WARRANTIES AND COVENANTS. Borrower hereby represents, warrants and covenants as follows:

              (a) This Amendment and the Loan Agreement, as amended hereby, constitute legal, valid and binding obligations of Borrower and are enforceable against Borrower in accordance with their respective terms.

              (b) Upon the effectiveness of this Amendment, Borrower hereby reaffirms all covenants, representations and warranties made in the Loan Agreement to the extent the same are not amended hereby and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

              (c) No Event of Default or Incipient Default has occurred and is continuing or would exist after giving effect to this Amendment.

              (d) Borrower has no defense, counterclaim or offset with respect to the Loan Agreement or the Obligations.

         4.   EFFECT ON THE LOAN AGREEMENT.

              (a) Upon the effectiveness of Section 2 hereof, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Loan Agreement as amended hereby.

              (b) Except as specifically amended herein, the Loan Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

              (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or any Lender, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

         5. GOVERNING LAW. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

         6. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

         7. COUNTERPARTS; FACSIMILE SIGNATURES. This Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same agreement. Any signature received by facsimile transmission shall be deemed an original signature hereto.

         IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first written above.

                                  TMP WORLDWIDE INC.

                                  By: /s/ Thomas G. Collison
                                     ------------------------------
                                     Name: Thomas G. Collison
                                          -------------------------
                                     Title: Vice Chairman & Secretary
                                           ------------------------


                                  BNY FINANCIAL CORPORATION,
                                  as Agent and as Lender

                                  By: /s/ Robert Grbic
                                     ------------------------------
                                     Name: Robert Grbic
                                          -------------------------
                                     Title: Senior Vice President
                                           ------------------------


                                  DEUTSCHE FINANCIAL SERVICES
                                  CORPORATION, as Lender

                                  By: /s/ Philip G. Porcher, IX
                                     ------------------------------
                                     Name: Philip G. Porcher, IX
                                          -------------------------
                                     Title: Vice President
                                           ------------------------


                                  FLEET BANK, N.A.
                                  as Lender

                                  By: /s/ Thomas J. Levy
                                     ------------------------------
                                     Name: Thomas J. Levy
                                          -------------------------
                                     Title: Vice President
                                           ------------------------

                                  FIFTH THIRD BANK
                                  as Lender

                                  By:
                                     ------------------------------
                                     Name:
                                          -------------------------
                                     Title:
                                           ------------------------

                                   NATIONAL BANK OF CANADA
                                   as Lender

                                  By:
                                     ------------------------------
                                     Name:
                                          -------------------------
                                     Title:
                                           ------------------------


                                  BNY FINANCIAL LIMITED

                                  By:
                                     ------------------------------
                                     Name:
                                          -------------------------
                                     Title:
                                           ------------------------


                                  BNY FINANCIAL CORPORATION - CANADA

                                  By:
                                     ------------------------------
                                     Name:
                                          -------------------------
                                     Title:
                                           ------------------------


CONSENTED AND AGREED TO BY EACH OF THE GUARANTORS:


TMP HOLDINGS INTERNATIONAL, INC.
TASA INCORPORATED
AUSTIN KNIGHT INC.
ONLINE CAREER CENTER MANAGEMENT, INC.
M.S.I. MARKET SUPPORT INTERNATIONAL
GENERAL DIRECTORY ADVERTISING SERVICES, INC.


By: /s/ Thomas G. Collison
   -----------------------------
Name: Thomas G. Collison
The Secretary of each of the
foregoing corporations

                                   EXHIBIT 1.3

                                   COMMITMENTS


A.       TOTAL COMMITMENTS:


                                                     Total             Total Commitment
                                                   Commitment            Percentage
                                                   ----------            ----------
BNY Companies                                     $125,000,000            67.5676%
(BNY Financial Corporation,
BNY Financial Corporation - Canada
and BNY Financial Limited)

Deutsche Financial Services                       $ 25,000,000            13.5135%
Corporation

Fleet Bank, N.A.                                  $ 15,000,000             8.1081%

Fifth Third Bank                                  $ 10,000,000             5.4054%

National Bank of Canada                           $ 10,000,000             5.4054%



B.       U.S. COMMITMENTS*:


                                        U.S.
                                     Commitment
                                     ----------
BNY Financial Corporation            $125,000,000 minus the Dollar Equivalent
                                     of the outstanding balance of U.K.
                                     Subsidiary Loans and Canadian Subsidiary
                                     Loans

Deutsche Financial Services
Corporation                          $ 25,000,000
Corporation

Fleet Bank, N.A.                     $ 15,000,000

Fifth Third Bank                     $ 10,000,000

National Bank of Canada              $ 10,000,000


C.       U.K. COMMITMENTS:

BNY Financial Limited           $ 50,000,000                            100%
                                (or Sterling Equivalent)



D.       CANADIAN COMMITMENTS:

BNY Financial Corporation - Canada     $ 10,000,000                     100%
                                       (or Canadian Equivalent)



*The U.S. Commitment Percentage of any Lender other than BNY at any time shall be determined according to the following formula:


US Commitment Percentage =  TCP X TO
                                          USLO


Where:

TCP  =   Total Commitment Percentage of such Lender

TO   =   Total Loans plus Foreign Subsidiary Loans outstanding for all Lenders and Foreign Subsidiary Lenders

USLO =   U.S. Loans outstanding for all Lenders


*The U.S. Commitment Percentage of BNY at any time shall be determined according to the following formula:


BNY US Commitment Percentage = 100% - the sum of the U.S. Commitment Percentages for all Lenders other than BNY